Financial instruments (Details) - Schedule of financial assets and financial liabilities at the reporting date - US [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Jan. 03, 2021	Dec. 31, 2019
Financial instruments (Details) - Schedule of financial assets and financial liabilities at the reporting date [Line Items]
Assets	$ 29,559	$ 1,331
Liabilities	(49,570)	(16,095)
Net position	$ (20,011)	$ (14,764)
Closing exchange rate of the year (in Dollars per share)	$ 19.9352	$ 18.8452